Exhibit 10.5

EXECUTION VERSION

FIRST AMENDMENT TO

SECOND LIEN CREDIT AGREEMENT

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”), dated as of December 18, 2014, by and among TASC, INC. (the “Borrower”), TASC PARENT CORPORATION (“Holdings”), BARCLAYS BANK PLC, as Administrative Agent, and the Required Lenders party hereto. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the several Lenders party from time to time thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent are parties to a Second Lien Credit Agreement, dated as of May 23, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Required Lenders have agreed to amend certain terms of the Credit Agreement, subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the correct alphabetical order:

“East Acquisition”: the combination of Holdings and Engility Holdings, Inc. pursuant to the East Merger Agreement.”

“East Acquisition Date”: the date on which East Acquisition is consummated in accordance with the East Merger Agreement.

“East Merger Agreement”: that certain Agreement and Plan of Merger, dated as of October 28, 2014, among Holdings, Toucan Merger Corporation I, Toucan Merger Corporation II, Engility Holdings, Inc., New East Holdings, Inc. and East Merger Sub, LLC.”

(b) The defined term “Maximum Incremental Facilities Amount” is hereby amended by inserting the following words at the end thereof “; provided that the aggregate principal amount of the New Term Commitments or Permitted Other Indebtedness incurred on the East Acquisition Date in connection with the East Acquisition shall be excluded for the purposes of determining the amount set forth under clause (a)(i) hereof after the East Acquisition Date”.

(c) Section 2.20(d)(iii) of the Credit Agreement is hereby amended by inserting the following sentence after the last sentence thereof: “For purposes of this Section 2.20(d)(iii), each reference to “Lender” shall be deemed to include the Administrative Agent.”

(d) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the words “[Reserved].”

(e) Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.1 Financial Covenant. Consolidated Total Net Leverage Ratio. Permit the Consolidated Total Net Leverage Ratio as at the last day of any Test Period ending on the dates set forth below to be in excess of the ratio set forth opposite such date below:

Period Ending	Ratio

December 31, 2014	8.25:1.00

March 31, 2015	8.25:1.00

June 30, 2015	8.25:1.00

September 30, 2015	8.25:1.00

December 31, 2015	8.00:1.00

March 31, 2016	8.00:1.00

June 30, 2016	7.50:1.00

September 30, 2016	7.50:1.00

December 31, 2016	7.00:1.00

March 31, 2017	7.00:1.00

June 30, 2017	7.00:1.00

September 30, 2017	7.00:1.00

December 31, 2017	6.50:1.00

March 31, 2018	6.50:1.00

June 30, 2018	6.50:1.00

September 30, 2018	6.50:1.00

December 31, 2018	6.00:1.00

Each Test Period ending thereafter	6.00:1.00

(f) Clause (i) of the first proviso in Section 7.6(e) of the Credit Agreement is hereby amended by deleting the words “$12,000,000 in any fiscal year (but not exceeding $30,000,000 in the aggregate since the Closing Date)” set forth therein and replacing them with the words “$24,000,000 in any fiscal year (but not exceeding $60,000,000 in the aggregate since the Closing Date”.

(g) Section 7.6 of the Credit Agreement is hereby amended by inserting a new clause (p): “(p) the Borrower and its Subsidiaries may make any Restricted Payment in connection with the East Acquisition as contemplated by the East Merger Agreement.”

(h) Section 7.7(d) of the Credit Agreement is hereby amended by replacing the term “$3,000,000” with “$6,000,000” and inserting immediately after the words “in the ordinary course of business” the following words: “(excluding any reimbursement obligations in the ordinary course of business in connection with ‘corporate credit cards’)”.

(i) Section 8.1(e) of the Credit Agreement is hereby amended by replacing the words “that with respect to any of the defaults described in clauses (i) and (ii) above” with the words “that with respect to any of the defaults described in clauses (i), (ii) and (iii) above”.

2. Conditions to Effectiveness. This Amendment shall become effective when each of the following conditions precedent shall have been satisfied or waived (the “Effective Date”):

(a) This Amendment shall have been executed by the Required Lenders, Holdings and the Borrower.

(b) The Administrative Agent shall have received a customary enforceability opinion with respect to this Amendment from Simpson Thacher & Bartlett LLP, legal counsel to Holdings and the Borrower.

(c) On and as of the date hereof, each of the representations and warranties contained in Section 4 (Representations and Warranties) of the Credit Agreement shall be true and correct in all material respects, in each case as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, provided that, in each case, such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof.

(d) The East Acquisition shall have been consummated, or substantially simultaneously with the Effective Date, shall be consummated.

3. FATCA.

For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4. Miscellaneous Provisions.

(a) This Amendment has been duly executed and delivered on behalf the Borrower and Holdings and constitutes a legal, valid and binding obligation of the Borrower and Holdings, enforceable against the Borrower and Holdings in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

(b) Each of the Borrower and Holdings acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder and the obligations of the other Loan Parties party thereto shall continue, shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Credit Agreement or any other Loan Document.

(d) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(f) From and after the Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.

(g) This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors and each of their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

(h) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

TASC PARENT CORPORATION,
as Holdings

By:	/s/ Clifford Greenblatt
	Name:	Clifford Greenblatt
	Title:	VP & General Counsel

TASC, INC.,
as the Borrower

By:	/s/ Clifford Greenblatt
	Name:	Clifford Greenblatt
	Title:	VP & General Counsel

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent, Collateral Agent and Lender

By:	/s/ Christopher Lee

Name: Christopher Lee
Title: Assistant Vice President

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

APOLLO CREDIT FUNDING I LTD.

as a Lender

By: Apollo ST Fund Management LLC As Its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Apollo Senior Floating Rate Fund Inc.

as a Lender

By: Account 631203

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	President

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

IBM Personal Pension Plan Trust

as a Lender

By: Apollo Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Apollo Investment Corporation

as a Lender

By: Apollo Investment Management, L.P., its Advisor
By: ACC Management, LLC, its general partner

By:	/s/ Gregory W. Hunt

	Name:	Gregory W. Hunt
	Title:	Chief Financial Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Apollo Centre Street Partnership, L.P.

as a Lender

By: Apollo Centre Street Advisors (APO DC), L.P.,
Its general partner
By: Apollo Centre Street Advisors (APO DC-GP), LLC,
Its general partner

By:	/s/ Joseph Glatt

	Name:	Joseph Glatt
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Apollo Franklin Partnership, L.P.

as a Lender

By: Apollo Franklin Advisors
(APO DC), L.P., its General Partner
By: Apollo Franklin Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph Glatt

	Name:	Joseph Glatt
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

APOLLO SK STRATEGIC INVESTMENTS, L.P.

as a Lender

By: Apollo SK Strategic Advisors, L.P, its general partner
By: Apollo SK Strategic Advisors, LLC, its general partner

By:	/s/ Joseph Glatt

	Name:	Joseph Glatt
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Apollo Tactical Income Fund Inc

as a Lender

By: Account 361722

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Archer Select Mandate Master Fund, L.P.,
as a Lender

By:	/s/ Joshua Lobel
	Name:	Joshua Lobel
	Title:	Authorized Person

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Hastings Master Fund, L.P., as a Lender

By:	/s/ Joshua Lobel
	Name:	Joshua Lobel
	Title:	Authorized Person

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Bank of America, N.A.,
as a Lender

By:	/s/ Jonathan Barnes
	Name:	Jonathan Barnes
	Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Lloyds Banking Pension Scheme No. 2

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Lloyds Bank Pension Scheme No. 1

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Associated British Foods Pension Scheme

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point Multi-Asset Credit Fund Ltd.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point SCF I LP

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point SCF IV LLC

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point SCF Multi-Port LP

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point Select Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point Strategic Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Beach Point Total Return Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Pacific Coast Investment Fund LLC

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Royal Mail Pension Plan

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Debt Strategies Fund, Inc.

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Defined Opportunity Credit Trust

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Floating Rate Income Trust

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Funds II, BlackRock Floating Rate Income Portfolio

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Global Investment Series: Income Strategies Portfolio

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Limited Duration Income Trust

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Secured Credit Portfolio of BlackRock Funds II

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Senior Floating Rate Portfolio

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BlackRock Floating Rate Income Strategies Fund, Inc.

as a Lender

By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

	Name:	Rob Jacobi
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

J.P. Morgan Whitefriars Inc.,
as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

BOWERY FUNDING ULC

as a Lender

By:	/s/ Mobasharul Islam

	Name:	Mobasharul Islam
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

KTRS CREDIT FUND, LP

as a Lender

By: Marathon Asset Management, L.P.
Its: Investment Manager and Authorized Signatory

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

MARATHON CENTRE STREET PARTNERSHIP, L.P.

as a Lender

By: Marathon Asset Management, L.P.
Its: Investment Manager and Authorized Signatory

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Marathon CLO IV Ltd.

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Marathon CLO V Ltd.

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Marathon CLO VI, Ltd.

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Marathon Les Grandes Jorasses
Master Fund SCA SICAV-SIF

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA Diversified Credit Strategies Fund (Parallel), L.P.

as a Lender

By: OHA Diversified Credit Strategies GenPar LLC, Its General Partner

By: OHA Global GenPar, LLC Its Managing member

By: OHA Global MGP, LLC Its Managing member

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Future Fund Board of Guardians

as a Lender

By: Oak Hill Advisors, L.P., as its Investment Advisor

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Lerner Enterprises, LLC

as a Lender

By: Oak Hill Advisors, L.P., as advisor and attorney-in-fact to Lerner Enterprises, LLC

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

MASTER SIF SICAV-SIF

as a Lender

By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Oak Hill Credit Alpha Master Fund, L.P.

as a Lender

By: Oak Hill Credit Alpha Master Fund GenPar, Ltd., its General Partner

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Oak Hill Credit Opportunities Master Fund, Ltd.

as a Lender

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA ASIA CUSTOMIZED CREDIT FUND, L.P.

as a Lender

By: OHA Asia Customized Credit GenPar, LLC, its General Partner

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA Centre Street Partnership, L.P.

as a Lender

By: OHA Centre Street GenPar, LLC
its general partner
By: OHA Centre Street MGP, LLC
its managing member

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA CUSTOM MULTI-SECTOR CREDIT MASTER FUND, L.P.

as a Lender

By: OHA Custom Multi-Sector Credit Fund GenPar, LLC,
its general partner
By: OHA Global GenPar, LLC,
its general partner
By: OHA Global MGP, LLC,
its managing partner

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA DENMARK CUSTOMIZED CREDIT FUND, L.P.

as a Lender

By: OHA Denmark Customized Credit GenPar, LLC
Its General Partner
By: OHA Denmark Customized Credit MGP, LLC
Its Managing Member

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA Diversified Credit Strategies Fund Master, L.P.

as a Lender

By: OHA Diversified Credit Strategies GenPar LLC, its General Partner

OHA Diversified Credit Strategies MGP, LLC, its managing member

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P.

as a Lender

By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner
By: OHA Global GenPar, LLC, Its Managing member
By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA Finlandia Credit Fund

as a Lender

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

OHA Structured Products Master Fund C, L.P.

as a Lender

By: OHA Structured Products C GenPar, LLC, its general partner
OHA Global PE GenPar, LLC, its managing member
OHA Global PE MGP, LLC, its managing member

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Oregon Public Employees Retirement Fund

as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

QANTAS SUPERANNUATION PLAN

as a Lender

By: Oak Hill Advisors, L.P. as its Manager

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST

as a Lender

By: Oak Hill Advisors, L.P. as Manager

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Second Street Holdings 1, L.P.

as a Lender

By: PF5 GP, LLC
Its: General Partner
By: Oaktree Capital Management, L.P.
Its: Managing Member

By:	/s/ Zachary Serebrenik

	Name:	Zachary Serebrenik
	Title:	Senior Vice President

By:	/s/ Aaron Bendikson

	Name:	Aaron Bendikson
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Princeton Credit Opportunity Fund, LLC,
as a Lender

By:	/s/ Paul Malecki
	Name:	Paul Malecki
	Title:	Sr. Portfolio Manager

Princeton Credit Opportunity Fund, LLC
By: Princeton Advisory Group, Inc. the Manager

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Baptist Health South Florida, Inc.
By:	Seix Investment Advisors LLC, as Adviser

City National Rochdale Funds – Fixed Income Opportunities Fund
By:	Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund
By:	Seix Investment Advisors LLC, as Subadviser

Seix Credit Opportunities Fund Financing I Ltd.
By:	Seix Investment Advisors LLC, as Investment Manager

Seix Multi-Sector Absolute Return Fund L.P.
By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement

Archer Capital Master Fund, L.P.,
as a Lender

By:	/s/ Joshua Lobel
	Name:	Joshua Lobel
	Title:	Authorized Person

Signature Page to First Amendment to TASC, Inc. Second Lien Credit Agreement